Exhibit 99.1
                                                                    ------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

                                                                                Chapter 11

         In re: Bethlehem Steel Corporation, et al.,                            Case No. 01-15288 (BRL)
                           Debtors                                              through 01-15302, 01-15308
                                                                                through 01-15315 (BRL)


                         MONTHLY OPERATING STATEMENT FOR
                       THE PERIOD JUNE 1 TO JUNE 30, 2002


DEBTORS' ADDRESS:                   Bethlehem Steel Corporation
                                    1170 Eighth Avenue
                                    Bethlehem, PA 18016

DISBURSEMENTS:  June 1 to June 30, 2002 (millions):                                    $313.6
     (see attached schedule for disbursements by Debtor)


DEBTORS' ATTORNEY:                  Weil, Gotshal & Manges LLP
                                    767 Fifth Avenue
                                    New York, NY 10153
                                    Harvey R. Miller (HM 6078)
                                    Jeffrey L. Tanenbaum (JT 9797)
                                    George A. Davis (GD 2761)

NET LOSS:  June 1 to June 30, 2002 (millions):                                          $44.8

REPORT PREPARER:                    Bethlehem Steel Corporation


THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

         The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

DATE:         July 22, 2002                       /s/ Lonnie A. Arnett
                                                  ----------------------------
                                                  Lonnie A. Arnett
                                                  Vice President, Controller
                                                  and Chief Accounting Officer

                           Bethlehem Steel Corporation

    Case No. 01-15288 (BRL) through 01-15302, 01-15308 through 01-15315 (BRL)
                      CONSOLIDATED STATEMENTS OF OPERATIONS
             (dollars and shares in millions, except per share data)

                                                                              June 30, 2002
                                                                    --------------------------------
                                                                     Month Ended    Six Months Ended
                                                                     (unaudited)       (unaudited)
                                                                    -------------     -------------
      Net Sales                                                          $ 322.8         $ 1,737.3
                                                                    -------------     -------------

      Costs and Expenses
          Cost of sales                                                    313.8           1,742.7
          Depreciation                                                      21.1             122.9
          Selling, administration and general expense                        6.6              47.4
          Unusual charges (Note 2)                                          20.0              20.0
                                                                    -------------     -------------
      Total Costs and Expenses                                             361.5           1,933.0
                                                                    -------------     -------------

      Loss from Operations                                                 (38.7)           (195.7)

      Reorganization Items (Note 3)                                         (1.4)             (5.8)

      Financing Expense - net (Note 4)                                      (4.7)            (25.0)
                                                                    -------------     -------------

      Loss before Income Taxes                                             (44.8)           (226.5)

      Benefit from Income Taxes (Note 5)                                       -              10.3
                                                                    -------------     -------------

      Net Loss                                                             (44.8)           (216.2)

      Dividend Requirements on Preferred and Preference Stock                3.3              19.8
                                                                    -------------     -------------

      Net Loss Applicable to Common Stock                                $ (48.1)         $ (236.0)
                                                                    =============     =============


      Net Loss per Common Share:
          Basic and Diluted                                              $ (0.37)          $ (1.80)


      Average Shares Outstanding:
          Basic and Diluted                                                131.0             130.9

The accompanying Notes are an integral part of the Consolidated Financial Statements. See Note 8 for Consolidated Statement of Operations for Debtors Only.

                           Bethlehem Steel Corporation

   Case No. 01-15288 (BRL) through 01-15302, 01-15308 through 01-15315 (BRL)
                           CONSOLIDATED BALANCE SHEET
                              (dollars in millions)

                                                                                  June 30,
                                                                                    2002
                                                                                (unaudited)
                                                                                -------------
                                     ASSETS
Current Assets:
      Cash and cash equivalents                                                       $ 62.0
      Receivables - net                                                                395.9
      Inventories:
          Raw materials                                                                247.0
          Finished and semifinished                                                    467.9
                                                                                -------------
          Total Inventories                                                            714.9
      Other current assets                                                              13.1
                                                                                -------------
Total Current Assets                                                                 1,185.9
Investments and Miscellaneous Assets                                                    86.5
Property, Plant and Equipment - net                                                  2,764.3
Intangible Pension Asset                                                               225.0
                                                                                -------------
Total Assets                                                                       $ 4,261.7
                                                                                =============

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities:
      Accounts payable                                                               $ 180.7
      Accrued employment costs                                                          75.7
      Secured debt and capital lease obligations - current (Note 7)                    128.1
      Other current liabilities                                                         73.5
                                                                                -------------
Total Current Liabilities                                                              458.0

Secured Debt and Capital Lease Obligations                                             125.8
Debtor-in-Possession Financing                                                         220.7
Debt Secured by Inventory                                                              289.9
Deferred Gain and Other Long-term Liabilities                                          138.1

Liabilities Subject to Compromise (Note 6)                                           4,924.8

Stockholders' Deficit:
      Preferred Stock                                                                   11.3
      Preference Stock                                                                   2.0
      Common Stock                                                                     135.9
      Common Stock held in treasury at cost                                            (65.9)
      Additional paid-in capital                                                     1,909.3
      Accumulated other comprehensive loss                                            (833.0)
      Accumulated deficit                                                           (3,055.2)
                                                                                -------------
Total Stockholders' Deficit                                                         (1,895.6)
                                                                                -------------
Total Liabilities and Stockholders' Deficit                                        $ 4,261.7
                                                                                =============

The accompanying Notes are an integral part of the Consolidated Financial Statements. See Note 8 for Consolidated Balance Sheet of the Debtors Only.

                           Bethlehem Steel Corporation

   Case No. 01-15288 (BRL) through 01-15302, 01-15308 through 01-15315 (BRL)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                              (dollars in millions)

                                                                                                         June 30, 2002
                                                                                                ------------------------------
                                                                                                   Month          Six Months
                                                                                                   Ended            Ended
                                                                                                (unaudited)      (unaudited)
                                                                                                -------------    -------------
     Operating Activities:
         Net loss                                                                                    $ (44.8)        $ (216.2)

         Adjustments for items not affecting cash from operating activities:
              Depreciation                                                                              21.1            122.9
              Recognition of deferred gains                                                             (1.7)           (10.9)
              Reorganization items                                                                       1.4              5.8
              Unusual charges                                                                           20.0             20.0
              Other - net                                                                               (5.9)             2.5
         Working capital (excluding financing and investing activities):
              Receivables                                                                               (7.0)           (50.9)
              Inventories                                                                                8.4             10.5
              Accounts payable                                                                           9.4              6.9
              Other                                                                                     12.5             20.9
         Funding postretirement benefits:
              Pension funding less than expense                                                         11.7             65.7
              Retiree healthcare and life insurance benefit payments less than expense                   1.2             25.2
                                                                                                -------------    -------------
     Cash Provided By Operating Activities Before Reorganization Items                                  26.3              2.4
                                                                                                -------------    -------------

         Reorganization items                                                                           (1.4)            (5.8)
                                                                                                -------------    -------------
     Cash Provided By (Used For) Operating Activities                                                   24.9             (3.4)
                                                                                                -------------    -------------

     Investing Activities:
         Capital expenditures                                                                           (7.3)           (55.6)
         Cash proceeds from asset sales                                                                  4.9             22.5
                                                                                                -------------    -------------
     Cash Used By Investing Activities                                                                  (2.4)           (33.1)
                                                                                                -------------    -------------

     Financing Activities:
         Borrowings                                                                                        -             30.5
         Debt and capital lease payments                                                                (1.6)           (21.3)
         Other payments                                                                                 (1.9)           (14.7)
                                                                                                -------------    -------------
     Cash Used By Financing Activities                                                                  (3.5)            (5.5)
                                                                                                -------------    -------------

     Net Increase (Decrease) in Cash and Cash Equivalents                                               19.0            (42.0)
     Cash and Cash Equivalents - Beginning of Period                                                    43.0            104.0
                                                                                                -------------    -------------
                                                     - End of Period                                    62.0             62.0


     Available Borrowing under Committed Bank Credit Arrangements                                      178.1            178.1
                                                                                                -------------    -------------

     Total Liquidity at End of Month                                                                 $ 240.1          $ 240.1
                                                                                                =============    =============

     Supplemental Cash Payment Information (Note 7):
         Interest and other financing costs, net of amount capitalized                                 $ 3.0           $ 18.0
         Income taxes paid (received)                                                                   (0.3)             0.1
         Capital lease obligations incurred                                                                -              1.9

The accompanying Notes are an integral part of the Consolidated Financial Statements.

                           Bethlehem Steel Corporation
   Case No. 01-15288 (BRL) through 01-15302, 01-15308 through 01-15315 (BRL)

            NOTES TO JUNE 30, 2002 CONSOLIDATED FINANCIAL STATEMENTS
                                   (unaudited)

1. These Consolidated Financial Statements are unaudited and should be read together with the audited financial statements in Bethlehem's Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission.

2. Bethlehem personnel recently attended a meeting requested by representatives from New York Department of Environmental Conservation (NYDEC) (1) to discuss the contents and timing of a Consent Order to conduct a RCRA Corrective Measures Study and (2) to begin to implement an agreed upon plan of remediation at our closed steel manufacturing facility in Lackawanna, New York. Based upon the information received and the conceptual agreements reached at that meeting, we recorded a $20 million non-cash charge to reflect the most current estimate of the probable remediation costs at Lackawanna. The cash requirements for remediation are expected to be expended over a protracted period of years, according to a schedule to be agreed upon by Bethlehem and the NYDEC.

3. Net costs resulting from reorganization of the businesses have been reported in the statement of operations separately as reorganization items. For the month and the six-months ended June 30, 2002, the following have been recorded ($ in millions):
                                                   One                Six
                                                  Month             Months
                                           ----------------- ------------------

    Professional and other fees             $        1.5      $          8.2
    Gains from termination of contracts               -                 (2.0)
    Interest income                                 (0.1)               (0.4)
                                           ----------------- ------------------
    Total                                   $        1.4      $          5.8
                                           ================= ==================

4. Interest at the stated contractual amount on unsecured debt that was not charged to earnings for the six-months ended June 30, 2002 was approximately $22 million.

5. The income tax benefit recorded for the first six months of 2002 represents a $10 million tax refund as a result of the "Job Creation and Workers Assistance Act of 2002" that was enacted March 8, 2002. The Act provides us the ability to carry back a portion of our 2001 Alternative Minimum Tax loss for a refund of taxes paid in prior years that was not previously available. We received the refund in early July 2002.

6.  Liabilities subject to compromise at June 30, 2002 follows ($ in millions):
                                                June 30,
                                                  2002
                                           -----------------

    Other postemployment benefits           $    2,031.7
    Pension                                      1,689.7
    Unsecured debt                                 526.7
    Accounts payable                               198.8
    Accrued employment costs                       225.9
    Other accrued liabilities                      174.9
    Accrued taxes and interest                      77.1
                                           -----------------
    Total                                   $    4,924.8
                                           =================

7. In the second quarter of 2002, we acquired the remaining 50% portion of the Columbus Coatings Company (CCC) and Columbus Processing Company (CPC) joint ventures from LTV Steel Corporation. CCC is an automotive quality, hot-dipped galvanized coating line and CPC is a steel slitting facility, both located in Columbus, Ohio. These interests were acquired on June 5, 2002 for cash, a release of LTV's guarantee of CCC's debt and forgiveness of claims against LTV by Bethlehem and CCC. The acquisition was accounted for as a purchase. CCC's and CPC's results are included in the Consolidated Financial Statements from the date of acquisition. Pro-forma amounts for the year are not significant. The value assigned to assets and liabilities acquired follows ($ in millions):

    Property, plant & equipment                                        $155.3
    Debt and capital lease obligation                                  (105.9)
    Other - net                                                           (.3)
                                                                     ----------
         Net assets                                                      49.1

    Less:
         Investment in and receivable from joint ventures and LTV       (46.7)
                                                                     ----------
    Cash purchase price, net of cash acquired                           $ 2.4
                                                                     ==========

         CCC's construction costs were financed in part with a loan under a 1999 agreement with a group of lenders. Bethlehem has guaranteed the full amount of the construction loan. Bethlehem has provided CCC's lenders with a collateralized letter of credit for $30 million and a mortgage on our corporate headquarters building as additional collateral.

         Because of our chapter 11 filing, CCC and Bethlehem are in default under the construction loan agreements which would allow the lenders to call the full amount of the loan. We believe that the market value of CCC exceeds the net loan amount. We are working with the CCC lenders and others to resolve open issues or refinance the net outstanding debt. We believe these matters can be resolved without any additional significant impact on our liquidity.

8. Summarized Consolidated Statement of Operations for the six months ended and Balance Sheet as of June 30, 2002 for the Debtors only follow ($ in millions):

    Summarized Consolidated Statement of Operations
    Net Sales                                                  $    1,721.3
    Costs and Expenses                                              1,899.9
    Unusual Charges                                                    20.0
                                                              --------------
      Loss from Operations                                           (198.6)
    Reorganization Items                                               (5.8)
    Financing Expense - Net                                           (24.6)
    Equity in Income of Unconsolidated Subsidiaries                     2.5
                                                              --------------
      Loss Before Income Taxes                                       (226.5)
    Benefit from Income Taxes                                          10.3
                                                              --------------
      Net Loss                                                       (216.2)
    Dividend Requirements on Preferred and Preference Stock            19.8
                                                              --------------
      Net Loss Applicable to Common Stock                      $     (236.0)
                                                              ==============

    Summarized Consolidated Balance Sheet

                                Assets
    Current Assets:
      Cash and cash equivalents                                $        52.4
      Receivables - net                                                386.2
      Inventories                                                      685.7
      Other current assets                                              11.6
                                                               --------------
    Total Current Assets                                             1,135.9
    Investments and Miscellaneous Assets                               158.5
    Property, Plant and Equipment - less accumulated
      depreciation of $4,215.7                                       2,552.7
    Intangible Pension Asset                                           225.0
                                                               --------------
    Total Assets                                                $    4,072.1
                                                               ==============

                 Liabilities and Stockholders' Deficit
    Current Liabilities:
      Accounts payable                                          $      167.0
      Accrued employment costs                                          63.8
      Secured debt and capital lease obligations - current              22.3
      Other current liabilities                                         58.8
                                                               --------------
    Total Current Liabilities                                          311.9
    Secured Debt and Capital Lease Obligations                         125.7
    Debtor-in-Possession Financing                                     220.7
    Debt Secured by Inventory                                          289.9
    Deferred Gains and Other Long-Term Liabilities                      94.7

    Liabilities Subject to Compromise                                4,924.8

    Total Stockholders' Deficit                                     (1,895.6)
                                                               --------------
    Total Liabilities and Stockholders' Deficit                 $    4,072.1
                                                               ==============

                           BETHLEHEM STEEL CORPORATION
   Case No. 01-15288 (BRL) through 01-15302, 01-15308 through 01-15315 (BRL)
                            Monthly Operating Report
                            Schedule of Disbursements

                                                                        Month Ended          Quarter Ended       Six Months Ended
      (dollars in thousands)                                            June 30, 2002        June 30, 2002         June 30, 2002
                                                                     ------------------   ------------------    ------------------
      Bethlehem Steel Corporation                                             $312,196             $987,983            $1,853,000
      Alliance Coatings Company, LLC                                               633                4,808                 7,517
      BethEnergy Mines Inc.                                                        164                  606                 1,269
      Bethlehem Cold Rold Corporation                                                5                    5                     5
      Bethlehem Development Corporation                                              0                    0                     0
      Bethlehem Rail Corporation                                                     5                   95                   113
      Bethlehem Steel de Mexico, S.A. de C.V.                                       45                  166                   345
      Bethlehem Steel Export Company of Canada, Limited                              0                    0                     0
      Bethlehem Steel Export Corporation                                             0                    0                     0
      BethPlan Corp.                                                                 0                    0                     0
      Chicago Cold Rolling, L.L.C.                                                 422                1,385                 3,047
      Eagle Nest Inc.                                                                1                    1                     1
      Encoat North Arlington, Inc.                                                   9                   53                   116
      Energy Coatings Company                                                        1                    2                     4
      Greenwood Mining Corporation                                                   0                    0                     0
      HPM Corporation                                                                1                    1                     1
      Kenacre Land Corporation                                                       0                    0                     0
      LI Service Company                                                           107                  334                   705
      Marmoraton Mining Company, Ltd.                                                6                   22                    39
      Mississippi Coatings Limited Corporation                                       0                2,568                 2,576
      Mississippi Coatings Line Corporation                                          0                   52                    53
      Ohio Steel Service Company, LLC                                                0                    0                     0
      Primeacre Land Corporation                                                    13                   41                    75

                                                                     ------------------   ------------------    ------------------
                                                                              $313,608             $998,122            $1,868,866

Note: Inter-company disbursements are excluded from this schedule.

                           Bethlehem Steel Corporation
   Case No. 01-15288 (BRL) through 01-15302, 01-15308 through 01-15315 (BRL)


         Post petition salaries and wages, including employee withholdings and employer related payroll taxes, have been paid in the ordinary course of business.

Other post petition taxes, including those for sales and use taxes, property taxes and other taxes have been paid in the ordinary course of business.

All insurance policy premiums due, including those for workers compensation and disability insurance have been paid. Accordingly, all such policies remain in force.

Details for the above transactions will be provided to U.S. Trustee upon request.